SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    December 16, 2009

 ALLEGIANT PROFESSIONAL BUSINESS SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	333-135805	20-3336498
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1590 South Lewis
Anaheim, CA  92805
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

 (714) 300-0500
(ISSUER TELEPHONE NUMBER)

[Missing Graphic Reference]
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

ALLEGIANT PROFESSIONAL BUSINESS SERVICES, INC. (“APRO”), has signed a strategic partner agreement with Amerisource Payroll Solutions LLC (“Amerisource”) and its related companies.   APRO will offer Amerisource clients expertise and services in payroll processing and reporting, workers compensation and benefits.”

Item 9.01 Exhibits.

Exhibit No.	Exhibit
99.1	News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ David Goldberg
_______________________                                                                                                December 16, 2009
David Goldberg
Chief Executive Officer
Chairman of the Board of Directors

/s/ Brian Bonar
_________________________                                                                                                December 16, 2009
Brian Bonar
Director

 /s/ John Capezzuto
_________________________                                                                                                December 16, 2009
John Capezzuto
Director